Additional Notes	12 Months Ended
Dec. 31, 2018
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Additional Notes

8 Additional Notes

8.1	OBLIGATIONS ARISING FROM OPERATING LEASES, RENTAL AND OTHER CONTRACTS

The Group leases facilities and equipment under long-term operating leases. In financial years 2018 and 2017, leasing expenses amounted to € 3.2 million and € 2.6 million. Leasing expenses for the financial years 2018 and 2017 include expenses for company cars and machinery totaling € 0.2 million and € 0.2 million, respectively. The majority of these contracts can be renewed on a yearly or quarterly basis. Some of these agreements may be terminated prematurely.

In 2016 a rental agreement was signed for the premises at Semmelweisstraße 7, Planegg. The contract includes a minimum rental period of ten years.

The future minimum payments under non-terminable operating leases, insurance contracts and other services as of December 31, 2018 are shown in the table below.

in 000’ €	Rent and Leasing	Other	Total
Up to One Year	2,935	1,577	4,512
Between One and Five Years	11,091	0	11,091
More than Five Years	8,504	0	8,504

Total	22,530	1,577	24,107

Additionally, the future payments shown in the table below may become due for outsourced studies after December 31, 2018. These amounts could be shifted or substantially lower due to changes in the study timeline or premature study termination.

in million €	Total 2018
Up to One Year	51.4
Between One and Five Years	45.6
More than Five Years	0.0

Total	97.0

8.2	CONTINGENT ASSETS/CONTINGENT LIABILITIES

Contingent liabilities are potential obligations from past events that exist only when the occurrence of one or more uncertain future events – beyond the Company’s control – is confirmed. Current obligations can represent a contingent liability if it is not probable enough that an outflow of resources justifies the recognition of a provision. Moreover, it is not possible to make a sufficiently reliable estimate of the amount of the obligations.

The Management Board is unaware of any proceedings that may result in a significant obligation for the Group and may lead to a material adverse effect on the Group’s net assets, financial position or results of operations.

If certain milestones are achieved in the Proprietary Development segment, such as filing an application for an investigational new drug (IND) for specific target molecules, this may trigger milestone payments to licensors of up to an aggregate of US $ 287 million related to regulatory events and achievement of sales targets. The next milestone payment of US $ 12.5 million will presumably be due in approximately 12 to 18 months.

If a partner achieves certain milestones in the Partnered Discovery segment, for example, filing an application for an investigational new drug (IND) for specific target molecules or the transfer of technology, this may trigger milestone payments to MorphoSys. However, no further details can be published since the timing, and the achievement of such milestones are uncertain.

Obligations may arise from enforcing the Company’s patent rights versus third parties. It is also conceivable that competitors may challenge the patents of MorphoSys Group or MorphoSys may also come to the conclusion that MorphoSys’s patents or patent families have been infringed upon by competitors. This could prompt MorphoSys to take legal action against competitors or lead competitors to file counterclaims against MorphoSys. Currently, there are no specific indications such obligations have arisen.

8.3	CORPORATE GOVERNANCE

The Group has submitted the Declaration of Conformity with the recommendations of the Government Commission on the German Corporate Governance Code for the 2018 financial year under Section 161 of the German Stock Corporation Act (AktG). This declaration was published on the Group’s website (www.morphosys.com) on November 30, 2018 and made permanently available to the public.

8.4	RESEARCH AND DEVELOPMENT AGREEMENTS

The Group has entered numerous research and development agreements as part of its proprietary research and development activities and its partnered research strategy. The following information describes the agreements that have a material effect on the Group and the developments under the research and development agreements in the 2018 financial year.

8.4.1	PROPRIETARY DEVELOPMENT SEGMENT

In the Proprietary Development segment, partnerships are entered into as part of the Group’s strategy to develop its own drugs in its core areas of oncology and inflammatory diseases. Our partners include (in alphabetical order): Galapagos, GlaxoSmithKline, I-Mab Biopharma, Immatics Biotechnologies, Merck Serono, MD Anderson Cancer Center, Novartis and Xencor.

In November 2008, MorphoSys and Galapagos announced a long-term drug discovery and co-development cooperation aimed at exploring novel mechanisms for the treatment of inflammatory diseases and developing antibody therapies against these diseases. The agreement covers all activities ranging from the probing of target molecules to the completion of clinical trials for novel therapeutic antibodies. After demonstrating clinical efficacy in humans, the programs may be out-licensed to partners for further development, approval, and commercialization. Both companies contributed their core technologies and expertise to the alliance. Along with the use of its adenovirus-based platform for the exploration of new target molecules for the development of antibodies, Galapagos provided access to target molecules already identified that are associated with bone and joint diseases. MorphoSys provided access to its antibody technologies used for generating fully human antibodies directed against these target molecules. Under the terms of the agreement, Galapagos and MorphoSys will share the research and development costs. In July 2014, the collaboration advanced into the preclinical development of MOR106, an antibody from MorphoSys’ next-generation library Ylanthia directed against a novel Galapagos target molecule.

On July 19, 2018, MorphoSys announced an exclusive global agreement between MorphoSys and Galapagos with Novartis Pharma AG for the development and commercialization of MOR106. Under the agreement, the companies will work together to significantly expand the existing development plan for MOR106. Novartis exclusively holds all rights to the product’s commercialization resulting from the agreement. With the signing of the agreement, all future research, development, manufacturing and marketing costs for MOR106 will be borne by Novartis. Included in this is the ongoing phase 2 trial “IGUANA” in patients with atopic dermatitis, as well as the phase 1 trial also initiated to evaluate the safety and efficacy of the subcutaneous administration of MOR106 in healthy volunteers and patients with atopic dermatitis. MorphoSys and Galapagos also intend to conduct further studies to support the development of MOR106 in atopic dermatitis. As part of this agreement, Novartis will explore the potential of MOR106 in other indications beyond atopic dermatitis. In addition to receiving financing from Novartis’ for the current and future development program for MOR106, MorphoSys and Galapagos also jointly received an upfront payment of € 95 million. Of this amount, MorphoSys recognized its 50% share of € 47.5 million as revenue in 2018. MorphoSys and Galapagos will continue to jointly receive significant milestone payments of up to approximately US $ 1 billion (based on the current euro-dollar exchange rate at the time the agreement was signed) when specific development, regulatory, commercial and revenue milestones are met. MorphoSys and Galapagos also stand to jointly receive tiered royalties ranging up to a low 10% to low 20% range of net sales. According to their 2008 agreement, MorphoSys and Galapagos will share in all payments equally (50/50).

In June 2013, MorphoSys announced it had entered into a global agreement with GlaxoSmithKline (GSK) for the development and commercialization of MOR103. MOR103/GSK3196165 is MorphoSys’s proprietary HuCAL antibody against the GM-CSF target molecule. Under the agreement, GSK assumes responsibility for the compound’s entire development and commercialization. MorphoSys has already received an upfront payment of € 22.5 million under this agreement and, next to tiered double-digit royalties on net sales, is still eligible to receive additional payments from GSK in an amount of up to € 423 million, depending on the achievement of certain developmental stages and regulatory, commercial and revenue-related milestones. GSK has clinically tested MOR103 in rheumatoid arthritis (RA) and inflammatory hand osteoarthritis in, among others, a phase 2b study in RA and a 2a study in patients with inflammatory hand osteoarthritis. The respective study data was presented in October 2018 at the annual conference of the American College of Rheumatology (ACR). At the same time, GSK also announced that it does not intend to continue to pursue further development in the indication of hand osteoarthritis.

In 2017, MorphoSys announced it had signed an exclusive regional licensing agreement with I-Mab Biopharma to develop and commercialize MOR202 in China, Taiwan, Hong Kong and Macao. MOR202 is MorphoSys’s proprietary antibody targeting CD38. MOR202 was evaluated in a phase 1/2a clinical trial in Europe in patients with multiple myeloma. MorphoSys is currently evaluating the further development of the antibody in autoimmune diseases. Under the terms of the agreement, I-Mab Biopharma has the exclusive rights for the later development and commercialization of MOR202 in the agreed regions. MorphoSys received an upfront payment of US $ 20.0 million and is also entitled to receive additional success-based clinical and commercial milestone payments from I-Mab of up to roughly US $ 100 million. In addition, MorphoSys will also be entitled to receive double-digit, staggered royalties on net revenue of MOR202 in the agreed regions. I-Mab now plans to launch a pivotal study in early 2019.

In the reporting year, MorphoSys announced the completion of an exclusive strategic development collaboration and regional licensing agreement with I-Mab Biopharma for the MOR210 antibody. MOR210 is a preclinical antibody candidate developed by MorphoSys against C5aR with the potential for development in immuno-oncology. I-Mab has exclusive rights to develop and market MOR210 in China, Hong Kong, Macao, Taiwan and South Korea, while MorphoSys retains the rights for the rest of the world. Under the terms of the agreement, I-Mab will exercise the exclusive rights to develop and market MOR210 in its contracted territories. With the support of MorphoSys, I-Mab will undertake and fund all global development activities, including clinical trials in China and the United States, to clinical proof of concept in cancer medicine. MorphoSys received an upfront payment of US $ 3.5 million and is further eligible to receive performance-related clinical and sales-based milestone payments of up to US $ 101.5 million. MorphoSys recognized the upfront payment of US $ 3.5 million (€ 3.1 million) as revenue in 2018. In addition, MorphoSys will receive tiered royalties in the mid-single-digit percentage range of net sales on the contracted territory of I-Mab. In return for conducting a successful clinical proof of concept trial, I-Mab is entitled to low-single-digit royalties on net sales of MOR210 outside the I-Mab territory, as well as staggered shares of proceeds from the further out-licensing of MOR210.

In August 2015, MorphoSys announced a strategic alliance in the field of immuno-oncology with the German company Immatics Biotechnologies GmbH. The alliance was formed to develop novel antibody-based therapies against a variety of cancer antigens that are recognized by T cells. The alliance agreement gives MorphoSys access to several of Immatics’s proprietary tumor-associated peptides (TUMAPs). In return, Immatics receives the right to develop MorphoSys’s Ylanthia antibodies against several TUMAPs. The companies will pay each other milestone payments and royalties on commercialized products based on the companies’ development progress.

In June 2014, MorphoSys and Merck KGaA announced an agreement to identify and develop therapeutic antibodies against target molecules of the class of immune checkpoints. Under this agreement, both MorphoSys and Merck Serono, the biopharmaceutical division of Merck, will co-develop therapies intended to trigger the immune system to attack tumors. MorphoSys will use its proprietary Ylanthia antibody library and other technology platforms to generate antibodies directed against the selected target molecules. Merck Serono is contributing its expertise in the field of immuno-oncology and clinical development and will assume full project responsibility starting with phase 1 of clinical development.

In May 2016, MorphoSys and the University of Texas MD Anderson Cancer Center announced a long-term strategic alliance. With MorphoSys applying its Ylanthia technology platform, the partners will work together to identify, validate and develop novel anti-cancer antibodies through to clinical proof of concept by researching targets in a variety of oncology indications. MorphoSys and MD Anderson will conduct early clinical studies of therapeutic antibody candidates after which MorphoSys has the option to continue developing selected antibodies in later stages of clinical development for its own proprietary pipeline.

In June 2010, MorphoSys AG and the US-based biopharmaceutical company Xencor signed an exclusive global licensing and cooperation agreement under which MorphoSys receives exclusive global licensing rights to the XmAb5574/MOR208 antibody for the treatment of cancer and other indications. The companies jointly conducted a phase 1/2a trial in the US in patients with chronic lymphocytic leukemia. MorphoSys is solely responsible for further clinical development after the successful completion of the phase 1 clinical trial. Xencor received an upfront payment of US $ 13.0 million (approx. € 10.5 million) from MorphoSys, which was capitalized under in-process R&D programs. Xencor is entitled to development, regulatory and commercially-related milestone payments as well as tiered royalties on product sales.

8.4.2	PARTNERED DISCOVERY SEGMENT

Commercial partnerships in the Partnered Discovery segment provide MorphoSys with various types of payments that are spread over the duration of the agreements or recognized in full as revenue when reaching a predefined target or milestone. These payments include upfront payments upon signature, annual license fees in exchange for access to MorphoSys’s technologies and payments for funded research to be performed by MorphoSys on behalf of the partner. In addition, MorphoSys is entitled to development-related milestone payments and royalties on product sales for specific antibody programs.

Prior to the 2018 financial year, active collaborations with a number of partners had already ended because the agreements had expired. However, drug development programs initiated in the active phase are designed so that they can be continued by the partner and, therefore, still result in performance-based payments for the achievement of the defined milestones.

Partnerships in the Partnered Discovery segment that ended before the beginning of 2018 but where drug development programs were still being pursued, include (in alphabetical order): Astellas, Bayer AG, Boehringer Ingelheim, Daiichi-Sankyo, Fibron Ltd. (continuation of contract with Prochon Biotech Ltd.), Janssen Biotech, Merck & Co., Novartis, OncoMed Pharmaceuticals, Pfizer, Roche and Schering-Plough (a subsidiary of Merck & Co.).

Partnerships that were still active in 2018 include (in alphabetical order): GeneFrontier Corporation/Kaneka, Heptares and LEO Pharma.

In the year under review, MorphoSys announced that it expanded its existing strategic alliance with LEO Pharma to include peptide-based therapeutics. The goal of the partnership is to discover new, peptide-based drugs for the treatment of diseases with high unmet medical needs and that are a valuable addition to the development pipelines of both companies. The collaboration extends the two companies’ partnership to discover and develop antibody-based therapies for dermatology, which has already been in place since November 2016. Under this agreement, LEO Pharma will select therapeutic target molecules against which MorphoSys will identify target molecules using its proprietary peptide technology platform. LEO Pharma will then either choose to further develop these target molecules or use them to create other drug candidates. LEO Pharma will retain exclusive worldwide rights to the active ingredients and be responsible for the development and commercialization of the dermatology medicines that result. MorphoSys will retain an exclusive option to secure worldwide rights to all oncology medicines stemming from the collaboration.

The Group’s alliance with Novartis AG for the research and development of biopharmaceuticals came to an end in November 2017. The companies’ collaboration began in 2004 and led to the creation of several ongoing therapeutic antibody programs against a number of diseases. MorphoSys receives performance-based milestones, contingent upon the successful clinical development and regulatory approval of several products. In addition to these payments, MorphoSys is also entitled to royalties on any future product sales.

8.5	SUBSEQUENT EVENTS

On January 26, 2019, we announced that in our lawsuit against Janssen Biotech and Genmab A/S, the United States (U.S.) District Court of Delaware, based on a hearing held November 27, 2018, ruled in a Court Order on January 25, 2019, that the asserted claims of three MorphoSys patents with U.S. Patent Numbers 8,263,746, 9,200,061 and 9,758,590 are invalid. The Court thus granted a motion for Summary Judgement of invalidity filed by Janssen Biotech and Genmab, A/S against the three patents held by MorphoSys. As a result of this decision, the jury trial scheduled for February 2019 to consider Janssen’s and Genmab’s alleged infringement and the validity of the MorphoSys patents did not take place. On January 31, 2019 we announced that we had settled the dispute with Janssen Biotech and Genmab A/S. The parties agreed to drop the mutual claims related to the litigation: MorphoSys dismissed claims for alleged patent infringement against Janssen Biotech and Genmab A/S and agreed not to appeal from the court order dated January 25, 2019. Janssen and Genmab dismissed their counterclaims against MorphoSys.

In early February 2019, we announced the appointment of David Trexler as President and Member of the Board of Directors of MorphoSys US Inc. effective February 6, 2019. Mr. Trexler will lead the further development of MorphoSys’s U.S. subsidiary with a focus on building commercial capabilities. Mr. Trexler joins MorphoSys from EMD Serono, a subsidiary of Merck KGaA, Darmstadt. AT EMD Serono, he was responsible, among other things, for establishing the first commercial organization of Merck KGaA’s oncology division in the U.S. and for the market launch of the cancer drug avelumab for the treatment of metastatic Merkel cell carcinoma.

On February 19, 2019, Simon Moroney, CEO and co-founder of MorphoSys AG (informed the Company’s Supervisory Board that he has decided not to renew his contract as a member of the company’s Management Board. As a result of his decision, Dr. Moroney will step down as CEO on expiry of his current contract on June 30, 2020, or when a successor is appointed, whichever comes sooner.

At the end of February 2019, our partner Janssen announced that it had received U.S. FDA approval for Tremfya® One-Press, a single-dose, patient-controlled injector for adults with moderate-to-severe plaque psoriasis. This is a device that allows patients to administer the drug subcutaneously by themselves and is thus intended to provide a higher convenience to psoriasis patients with respect to the treatment of their chronic disease.

On March 7, 2019 MorphoSys announced that during the first quarter of 2019, the Company in agreement with the FDA implemented an amendment of the B-MIND study by introducing a co-primary endpoint into the trial. The scientific rationale for the amendment is based on published literature as well as MorphoSys’s own pre-clinical data, which indicate that MOR208 might be particularly active in patients who can be characterized by the presence of a certain biomarker. Discussions with the FDA regarding the biomarker assay are currently being planned and are expected to take place in the middle of 2019. The pre-planned, event-driven interim analysis of B-MIND remains projected to take place in the second half of 2019. Depending on the outcome of the interim analysis, an increase from 330 to 450 patients may be required, in which case an event-driven primary analysis of the study is expected in the first half of 2021.

8.6	RESPONSIBILITY STATEMENT

To the best of our knowledge, and in accordance with the applicable reporting principles, the consolidated financial statements give a true and fair view of the Group’s net assets, financial position and results of operations, and the group management report provides a fair review of the development and performance of the business and the position of the Group together with a description of the principal opportunities and risks associated with the Group’s expected development.

Planegg, March 13, 2019

Dr. Simon Moroney	Jens Holstein
Chief Executive Officer	Chief Financial Officer

Dr. Malte Peters	Dr. Markus Enzelberger
Chief Development Officer	Chief Scientific Officer